UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 1, 2023

FINANCE OF AMERICA COMPANIES INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40308	85-3474065
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5830 Granite Parkway, Suite 400
Plano, Texas 75024
(Address of principal executive offices, including zip code)
Registrant's telephone number, including area code: (877) 202-2666
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	FOA	New York Stock Exchange
Warrants to purchase shares of Class A Common Stock	FOA.WS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

This Current Report on Form 8-K is being filed by Finance of America Companies Inc. (the “Company”) in connection with the closing (the “Closing”) on July 1, 2023 (the “Closing Date”) of the sale by Incenter LLC, a Delaware limited liability company and an indirect subsidiary of the Company (“Incenter”), to Essent US Holdings, Inc., a Delaware corporation (the “Buyer”), of one hundred percent of (i) the issued and outstanding shares of capital stock of Agents National Title Holding Company, a Missouri corporation and, prior to the Closing, a direct subsidiary of Incenter and an indirect subsidiary of the Company (“ANTIC”), and (ii) the issued and outstanding membership interests of Boston National Holdings LLC, a Delaware limited liability company and, prior to the Closing, a direct subsidiary of Incenter and an indirect subsidiary of the Company (“BNT”), pursuant to a Securities Purchase Agreement, dated as of February 1, 2023 (the “Securities Purchase Agreement”), by and among the Buyer, Incenter and, for the limited purposes described therein, Finance of America Equity Capital LLC, a Delaware limited liability company and a subsidiary of the Company (“FOAEC”) (such sale, the “Incenter Transaction”). The direct and indirect subsidiaries of ANTIC and BNT as of the Closing Date were also included in the Incenter Transaction.

Pursuant to the Securities Purchase Agreement, in consideration for the capital stock and membership interests sold thereunder, on the Closing Date, the Buyer paid to Incenter approximately $92.6 million in cash, which is the base purchase price of $100.0 million adjusted at Closing in accordance with the provisions of the Securities Purchase Agreement. The purchase price is subject to further customary post-closing adjustments as described in the Securities Purchase Agreement.

The foregoing summary is qualified in its entirety by reference to the text of the Securities Purchase Agreement, which is included as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The information in the Introductory Note above is incorporated by reference into this Item 2.01.

On the Closing Date, the Incenter Transaction was completed in accordance with the terms of the Securities Purchase Agreement.

Item 7.01. Regulation FD Disclosure.

On July 6, 2023, the Company issued a press release announcing the consummation of the Incenter Transaction. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including with respect to the Company’s expectations regarding the Incenter Transaction. Forward-looking statements are not historical facts or statements of current conditions, but instead represent only management’s beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside of the Company’s control. These statements are subject to risks, uncertainties, assumptions and other important factors. Factors that could cause the Company’s actual results to differ materially from those expressed or implied in such forward-looking statements include, but are not limited to, those described under “Risk Factors” included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, filed with the Securities and Exchange Commission (the “SEC”) on March 16, 2023, as such factors may be amended and updated from time to time in the Company’s subsequent periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. Readers are cautioned not to put undue reliance on such forward-looking statements because actual results may vary materially from those expressed or implied. The Company assumes no obligation to, and expressly disclaims any obligation to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

The unaudited pro forma consolidated financial statements of the Company giving effect to the Closing of the Incenter Transaction, including the unaudited pro forma condensed consolidated statement of financial condition as of March 31, 2023 and the unaudited pro forma condensed consolidated statements of operations for the three months ended March 31, 2023 (Successor), the year ended December 31, 2022 (Successor), the nine months ended December 31, 2021 (Successor), the three months ended March 31, 2021 (Predecessor), and the year ended December 31, 2020 (Predecessor), are attached hereto as Exhibit 99.2 and incorporated herein by reference.

The unaudited pro forma condensed consolidated financial information is not intended to represent or be indicative of the Company’s consolidated results of operations or financial position that would have been reported had the Closing of the Incenter Transaction been completed as of the dates presented, and should not be taken as a representation of the Company’s future consolidated results of operations or financial condition. The pro forma adjustments are based on available information and certain assumptions that management believes are reasonable under the circumstances, and are presented for informational purposes only.

(d) Exhibits.

Exhibit Number	Description

2.1
Securities Purchase Agreement, dated as of February 1, 2023, by and among the Buyer, Incenter and, for the limited purposes described therein, FOAEC (incorporated by reference to Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q filed on May 12, 2023)

99.1	Press Release, dated as of July 6, 2023
99.2	Unaudited Pro Forma Condensed Consolidated Financial Information
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Finance of America Companies Inc.

Dated:	July 6, 2023	By:	/s/ Johan Gericke
Name: Johan Gericke
Title: Chief Financial Officer